UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: May 5, 2021

Professional Holding Corp.

(Exact name of registrant as specified in its charter)

Florida	001-39215	46-5144312
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

396 Alhambra Circle, Suite 255		33134
Coral Gables, Florida,		(Zip Code)
(Address of principal executive offices)

(786) 483-1757

(Registrant's telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Class	Trading Symbol(s)	Name of Exchange on which registered
Class A Common Stock, par value $0.01 per share	PFHD	NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⌧

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition

On May 5, 2021, Professional Holding Corp. (the “Company”), the parent company of Professional Bank, issued a press release containing information on earnings for the quarter ended March 31, 2021. A copy of the press release is furnished with this report as Exhibit 99.1 and incorporated herein by reference.

Item 7.01    Regulation FD Disclosure

A slide presentation (available on the Company’s website at https://proholdco.com) containing supplemental information regarding results for the quarter ended March 31, 2021, is being furnished in accordance with Regulation FD of the Securities and Exchange Commission. A copy of the slide presentation is included as Exhibit 99.2 to this report.

Item 8.01    Other Events

On May 5, 2021, the Company issued a press release announcing that the Board of Directors of the Company authorized an increase in the amount available under its existing stock repurchase program such that, effective May 6, 2021, $10 million is available to purchase outstanding shares of the Company’s Class A Common Stock. A copy of this press release is attached hereto as Exhibit 99.3 and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1 and Exhibit 99.2 are furnished pursuant to Items 2.02 and 7.01 and are not to be considered “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in any such future filing.

Exhibit No.	Description
99.1	Press Release dated May 5, 2021, with respect to Professional Holding Corp.’s results for the quarter ended March 31, 2021
99.2	Slide presentation containing supplemental information regarding results for the quarter ended March 31, 2021
99.3	Press Release dated May 5, 2021, announcing the replenishment of Professional Holding Corp.’s Stock Repurchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Professional Holding Corp.

Date: May 5, 2021	By:	/s/ Michael C. Sontag
Michael C. Sontag
Corporate Secretary